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                                                                   EXHIBIT 10.45

                                                                  EXECUTION COPY

                          PLEDGE AND SECURITY AGREEMENT

          THIS PLEDGE AND SECURITY AGREEMENT, dated as of February 24, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), is entered into by and among ROTO-ROOTER, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower set forth on the signature pages hereto (together with the Borrower, the "Initial Grantors"), those additional Subsidiaries of the Borrower, whether now existing or hereafter formed, which become parties to this Security Agreement by executing a supplement hereto (a "Security Agreement Supplement") in substantially the form of Annex I hereto (such additional Subsidiaries, together with the Initial Grantors, the "Grantors"), and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, in its capacity as Collateral Agent (the "Collateral Agent") under the Intercreditor Agreement (as defined below).

                              PRELIMINARY STATEMENT

          WHEREAS, the Borrower, certain financial institutions (the "Lenders"), and Bank One, NA (Main Office Chicago), as Administrative Agent (the "Administrative Agent"), have entered into a Credit Agreement dated as of February 24, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Existing Credit Agreement", and together with the other "Loan Documents" as defined therein, the "Bank Group Documents");

          WHEREAS, the Grantors (other than the Borrower) shall guaranty the Borrower's obligations under the Existing Credit Agreement and the agreements, documents and instruments delivered in connection therewith pursuant to a Guaranty Agreement dated as of February 24, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Existing Credit Agreement Guaranty");

          WHEREAS, the Borrower has entered into an Indenture, dated as of February 24, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Note Indenture") pursuant to which the Borrower has issued, in an initial aggregate principal amount equal to $110,000,000, certain Floating Rate Senior Secured Notes due 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Senior Secured Notes" and together with (i) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of February 24, 2004, among the Borrower, the other Grantors and the "Purchasers" (as defined therein) and (ii) any additional notes issued under the
Note Indenture by the Borrower, to the extent permitted by the Note Indenture and the Existing Credit Agreement, the "Notes"), and pursuant to which the Grantors (other than the Borrower) shall guaranty the Borrower's obligations under the Note

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Indenture, the Notes and the agreements, documents and instruments delivered in connection therewith;

          WHEREAS, the Grantors wish to secure, on an equal and ratable basis, their respective obligations under the Existing Credit Agreement, the Note Indenture, the Notes and the agreements, documents and instruments delivered in connection therewith and certain other obligations, including, without limitation, the Existing Credit Agreement Guaranty (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, together with the "Senior Loan Documents" and the "Noteholder Documents" (as each is defined in the Intercreditor Agreement), the "Roto-Rooter Credit Documents"), pursuant to this Security Agreement; and

          WHEREAS, in accordance with the Collateral Sharing Agreement, dated as of February 24, 2004, by and among the Administrative Agent for the benefit of the Lenders, Wells Fargo Bank, National Association, as Trustee (the "Trustee") for the benefit of the holders of the Notes, the Collateral Agent and the Borrower (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), the Administrative Agent on behalf of the Lenders and the Trustee on behalf of the holders of the Notes (collectively, together with the other "Secured Parties" (as defined in the Intercreditor Agreement) the "Roto-Rooter Creditors") have appointed the Collateral Agent to be the beneficiary of the Liens granted hereunder;

          NOW THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors and the Collateral Agent, on behalf of the Roto-Rooter Creditors, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.1. TERMS DEFINED IN NEW YORK UNIFORM COMMERCIAL CODE. Terms defined in the New York UCC which are not otherwise defined in this Security Agreement are used herein as defined in the New York UCC.

          1.2. DEFINITIONS OF CERTAIN TERMS USED HEREIN. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings. Capitalized terms used but not defined herein have the meanings given to them in the Intercreditor Agreement.

          "Accounts" shall have the meaning set forth in Article 9 of the New York UCC.

          "Applicable Pledge Percentage" means 100%, but (x) 65% in the case of a pledge of capital stock of a Foreign Subsidiary or (y) 0% in the case of a pledge of capital stock of a Foreign Subsidiary to the extent a pledge would cause a Financial Assistance Problem.

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          "ARTICLE" means a numbered article of this Security Agreement, unless another document is specifically referenced.

          "CHATTEL PAPER" shall have the meaning set forth in Article 9 of the New York UCC.

          "CHEMED CAPITAL TRUST" means Chemed Capital Trust, a Delaware statutory business trust and a wholly-owned Subsidiary of the Borrower, together with its permitted successors and assigns.

          "COLLATERAL" means all Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-Of-Credit Rights, Letters of Credit, Pledged Deposits and Supporting Obligations with respect to the foregoing, wherever located in which any Grantor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, any cash or cash equivalents to the extent deposited into the Special Letter of Credit Cash Collateral Account to collateralize Letters of Credit issued under the Existing Credit Agreement; provided that such amounts deposited into the Special Letter of Credit Cash Collateral Account shall only be applied to satisfy LC Obligations owing under and as defined in the Existing Credit Agreement until such time as all such Letters of Credit giving rise to LC Obligations expire or are terminated and all amounts owing as a result of draws under such Letters of Credit have been satisfied). Notwithstanding the foregoing, the Collateral shall not include (a) any property to the extent that such grant of a security interest is prohibited by any law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such law or is prohibited by, or constitutes a breach or default under, or gives rise to a right on the part of the parties thereto other than a Grantor to terminate (or to materially modify), or requires any consent not obtained under, any contract, lease, license, agreement, instrument or other document or, in the case of any Investment Property, any applicable shareholder or similar agreement, except to the extent that such law or the term in such contract, lease, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or right of termination or modification or requiring such consent is ineffective under applicable law, or (b) Excluded Equity Interests.

          "COMMERCIAL TORT CLAIMS" means all rights and interests in and to any commercial tort claims which are listed on Exhibit "C" hereto or which are listed on a Supplement to such Exhibit.

          "CONTROL" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the New York UCC.

          "DEPOSIT ACCOUNTS" shall have the meaning set forth in Article 9 of the New York UCC.

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          "DOMESTIC SUBSIDIARY" means any Subsidiary of any Person organized under the laws of a jurisdiction located in the United States of America.

          "DOCUMENTS" shall have the meaning set forth in Article 9 of the New York UCC.

          "EQUIPMENT" shall have the meaning set forth in Article 9 of the New York UCC.

          "EXCLUDED EQUITY INTERESTS" means (i) equity interests in Roto-Rooter of Canada, Ltd., Chemed Capital Trust and VNF, (ii) more than 40% of the equity interests of RR Plumbing Services Corporation, (iii) more than 49% of the equity interests of Complete Plumbing Services, Inc., (iv) more than 80% of the equity interest of Nurotoco of New Jersey, Inc., (v) more than the Applicable Pledge Percentage of any Foreign Subsidiary, and (vi) equity interests in any Foreign Subsidiary other than a First Tier Foreign Subsidiary.

          "EXHIBIT" refers to a specific exhibit to this Security Agreement (as supplemented from time to time), unless another document is specifically referenced.

          "FACILITY LCs" shall have the meaning set forth in the Existing Credit Agreement.

          "FINANCIAL ASSISTANCE PROBLEM" means, with respect to any Foreign Subsidiary, the inability of such Foreign Subsidiary to permit its assets from being pledged pursuant to a pledge or security agreement on account of legal or financial limitations imposed by the jurisdiction of organization of such Foreign Subsidiary or other relevant jurisdictions having authority over such Foreign Subsidiary, in each case as determined by the Borrower in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.

          "FIRST TIER FOREIGN SUBSIDIARY" means each Foreign Subsidiary with respect to which any one or more of the Borrower and its Domestic Subsidiaries directly owns more than 50% of such Foreign Subsidiary's issued and outstanding ordinary equity interests.

          "FOREIGN SUBSIDIARY" means any Subsidiary of any Person which is not a Domestic Subsidiary of such Person.

          "GENERAL INTANGIBLES" shall have the meaning set forth in Article 9 of the New York UCC.

          "GOODS" shall have the meaning set forth in Article 9 of the New York UCC.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any foreign, federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "INSTRUMENTS" shall have the meaning set forth in Article 9 of the New York UCC.

          "INVENTORY" shall have the meaning set forth in Article 9 of the New York UCC.

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          "INVESTMENT PROPERTY" shall have the meaning set forth in Article 9 of the New York UCC.

          "LC ISSUER" shall have the meaning set forth in the Existing Credit Agreement.

          "LC OBLIGATIONS" shall have the meaning set forth in the Existing Credit Agreement.

          "LETTER-OF-CREDIT RIGHTS" shall have the meaning set forth in Article 9 of the New York UCC.

          "LETTERS OF CREDIT" shall have the meaning set forth in Article 5 of the New York UCC.

          "LIEN" means any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, or encumbrance of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement, and, in the case of stock agreements, any purchase option, call or similar right of a Person with respect to such stock).

          "NEW YORK UCC" means the New York Uniform Commercial Code as in effect from time to time.

          "OBLIGATIONS" means "Secured Obligations" as defined in the Intercreditor Agreement.

          "PERSON" means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof.

          "PLEDGED DEPOSITS" means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which a Grantor may from time to time designate as pledged to the Collateral Agent or to any Roto-Rooter Creditor as security for any Obligation, and all rights to receive interest on said deposits.

          "RECEIVABLES" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

          "RELEVANT DATE" means (i) in respect of the Initial Grantors, the date of this Security Agreement and (ii) in respect any Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement, the date of such Security Agreement Supplement.

          "REQUISITE LENDERS" means the "Instructing Group" as defined in the Intercreditor Agreement.

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          "ROTO-ROOTER DEFAULT" means (i) any "Event of Default" under and as defined in the Existing Credit Agreement and (ii) any "Event of Default" under and as defined in the Note Indenture.

          "SECTION" means a numbered section of this Security Agreement, unless another document is specifically referenced.

          "SECURITY" has the meaning set forth in Article 8 of the New York UCC.

          "STOCK RIGHTS" means any securities, dividends or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

          "SUBSIDIARY" of a Person means (i) any corporation of which more than 50% of the outstanding securities having ordinary voting power shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization of which more than 50% of the ownership interests having ordinary voting power shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" means a Subsidiary of the Borrower, including, without limitation, the Target.

          "SUPPORTING OBLIGATION" shall have the meaning set forth in Article 9 of the New York UCC.

          "TARGET" means Vitas Healthcare Corporation, a Delaware corporation.

          "VNF" means Vitas of North Florida, Inc., a Florida not-for-profit corporation and a wholly-owned Subsidiary of the Target.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

          Each of the Grantors hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Roto-Rooter Creditors, a security interest in all of such Grantor's right, title and interest in and to (i) all capital stock or other equity interests held or owned by such Grantor (other than Excluded Equity Interests, directors' qualifying shares or shares issued to third parties to the extent necessary to satisfy any licensing requirements under applicable law with respect to such Grantor's business) and

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(ii) all other Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          Each of the Initial Grantors represents and warrants to the Collateral Agent and the Roto-Rooter Creditors and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement represents and warrants (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement), that:

          3.1. TITLE, AUTHORIZATION, VALIDITY AND ENFORCEABILITY. Such Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral owned by it with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1.6, and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper corporate or other proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing. As of the Relevant Date for such Grantor and to the extent governed by the New York UCC, when UCC financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit "F", the Collateral Agent will have a fully perfected first priority security interest in that Collateral owned by such Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1.5.

          3.2. [RESERVED].

          3.3. TYPE AND JURISDICTION OF ORGANIZATION. As of the Relevant Date for such Grantor, such Grantor's exact legal name and jurisdiction of incorporation, organization or formation (as the case may be) are set forth in Exhibit "A".

          3.4. PRINCIPAL LOCATION. As of the Relevant Date for such Grantor, such Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is set forth in Exhibit "A". Such Grantor has no other places of business except those set forth in Exhibit "A".

          3.5. PROPERTY LOCATIONS. As of the Relevant Date for such Grantor, the Inventory and Equipment of such

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Grantor are located solely at the locations of such Grantor described in Exhibit
"A" except to the extent that such Inventory or Equipment, as the case may be, is in transit, has been sold in accordance with the Roto-Rooter Credit Documents or is immaterial to the business of such Grantor. All of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Part B of Exhibit "A" and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part C of Exhibit "A".

          3.6. NO OTHER NAMES. As of the Relevant Date for such Grantor, except as described in Part D of Exhibit A, such Grantor has not conducted business under any name (except immaterial fictitious tradenames) within the past five
(5) years except the name in which it has executed this Security Agreement, which is the exact name as it appears in such Grantor's organizational documents, as amended, as filed with such Grantor's jurisdiction of organization.

          3.7. [RESERVED].

          3.8. FILING REQUIREMENTS. As of the Relevant Date for such Grantor, none of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for those patents, trademarks and copyrights held by any Grantor that are described in Exhibit "B" and Collateral owned by such Grantor in which security interests or liens can only be perfected through compliance with the terms of the Federal Assignment of Claims Act.

          3.9. NO FINANCING STATEMENTS. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed in any jurisdiction except (i) financing statements naming the Collateral Agent on behalf of the Roto-Rooter Creditors as the secured party, (ii) as described in Exhibit "D", (iii) as permitted by
Section 4.1.5 or (iv) financing statements not authorized by such Grantor or that relate to Liens that have been released.

          3.10. FEDERAL EMPLOYER IDENTIFICATION NUMBER; STATE ORGANIZATION NUMBER. As of the Relevant Date for such Grantor, such Grantor's Federal employer identification number, and if such Grantor is a registered organization, such Grantor's State organization number, are set forth on Exhibit "A".

          3.11. PLEDGED SECURITIES AND OTHER INVESTMENT PROPERTY. Exhibit "E" (or any Supplement to such Exhibit) sets forth a complete and accurate list of
(i) all of the capital stock, ownership interests or membership interests and the ownership percentages thereof, owned by the Grantors and (ii) the Instruments, Securities and other Investment Property delivered to the Collateral Agent pursuant hereto, excluding, however, the Excluded Equity Interests, which are not required to be delivered hereunder (the "Pledged Securities"). Each Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit "E" (or any Supplement to such Exhibit) as being owned by it, free and clear of any Liens, except for the security interest granted to the Collateral Agent for the benefit of the Roto-Rooter Creditors hereunder, Liens permitted under Section
4.1.5 and transfers permitted by the

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Roto-Rooter Credit Documents; provided that the Securities pledged shall not include the Excluded Equity Interests. Each Grantor further represents and warrants that:

          3.11.1 All such Instruments, Securities or other types of Investment Property owned by it which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable;

          3.11.2 The shares of capital stock, ownership interests or membership interests owned by it with respect to a subsidiary of the Borrower set forth on Exhibit "E" or on any Supplement to such Exhibit represent the aggregate outstanding amount of all of the capital stock, ownership interests or membership interests, as applicable, of such subsidiary required to be pledged hereunder pursuant to the Roto-Rooter Credit Documents and the ownership percentages thereof; and

          3.11.3 With respect to any certificates delivered to the Collateral Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in
     Article 8 of the Uniform Commercial Code of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Collateral Agent so that the Collateral Agent may take steps to perfect its security interest therein as a General Intangible.

                                   ARTICLE IV

                                    COVENANTS

          From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated, each such subsequent Grantor agrees:

          4.1. GENERAL.

          4.1.1 INSPECTION. Each Grantor will permit the Collateral Agent, at any time, and upon the occurrence and during the continuance of a Roto-Rooter Default, any Roto-Rooter Creditor, by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of such Grantor relating to the Collateral and (iii) to discuss the Collateral and the related records of such Grantor with, and to be advised as to the same by, such Grantor's officers and employees (and, in the case of any Receivable, with any Person or entity

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     which is or may be obligated thereon), all at such reasonable times and intervals as the Collateral Agent, at any time, and upon the occurrence and during the continuance of a Roto-Rooter Default, such Roto-Rooter Creditor, may reasonably determine, and all at such Grantor's expense.

          4.1.2 RECORDS AND REPORTS. Each Grantor shall keep and maintain such complete, accurate and proper books and records with respect to the Collateral owned by such Grantor as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, and furnish to the Collateral Agent such reports with respect to the identity, amount and location of the Collateral as the Collateral Agent shall from time to time reasonably request.

          4.1.3 FINANCING STATEMENTS AND OTHER ACTIONS; DEFENSE OF TITLE. Each Grantor hereby authorizes the Collateral Agent to file, and if requested will deliver to the Collateral Agent, all financing statements describing the Collateral owned by such Grantor and other documents and take such other actions as may from time to time be reasonably requested by the Collateral Agent in order to maintain a first priority perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject only to Liens permitted under Section 4.1.5 and transfers permitted by the Roto-Rooter Credit Documents. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes the property constituting Collateral in any other manner as the Collateral Agent may reasonably determine is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property whether now owned or hereafter acquired" or "all of the debtor's personal property and other assets, whether now owned or existing or hereafter acquired or arising, together with all products and proceeds thereof, substitutions and replacements therefor, and additions and accessions thereto." Each Grantor will take any and all actions necessary to defend title to the Collateral owned by such Grantor against all Persons and to defend the security interest of the Collateral Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder. Notwithstanding anything to the contrary set forth herein, prior to the occurrence of a Roto-Rooter Default and the acceleration of the repayment of the Obligations as a result thereof, no Grantor shall be required to grant Control of any Deposit Account (or any "Securities Account" as defined in Article 8 of the New York UCC) to the Collateral Agent other than Deposit Accounts maintained with Bank One, NA or an affiliate thereof; provided, that no Grantor shall be required to comply with the terms of the Federal Assignment of Claims Act in connection with its pledge of any Collateral to the Collateral Agent.

          4.1.4 DISPOSITION OF COLLATERAL. No Grantor will sell, lease or otherwise dispose of any Collateral owned by it except (i) sales or leases of Inventory in the ordinary course of business, (ii) proceeds of Inventory and Accounts collected in

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     the ordinary course of business and (iii) dispositions not prohibited by the Existing Credit Agreement and the Note Indenture unless and until the Collateral Agent shall notify the Grantors that a Roto-Rooter Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell or otherwise dispose of such Collateral.

          4.1.5 LIENS. No Grantor will create, incur, or suffer to exist any Lien on any Collateral owned by it except (i) the security interest created by this Security Agreement, (ii) existing Liens described in Exhibit "D",
     (iii) other Liens permitted pursuant to the applicable provisions of the Senior Loan Documents (including Section 6.15 of the Existing Credit Agreement) and the applicable provisions of the Note Indenture, (iv) filings under any federal statute for patents, trademarks, and copyrights and (v) Collateral in which security interests or liens can only be perfected through compliance with the terms of the Federal Assignment of Claims Act.

          4.1.6 CHANGE IN CORPORATE EXISTENCE, TYPE OR JURISDICTION OF ORGANIZATION, LOCATION, NAME. Each Grantor will:

     (i)  not change its jurisdiction of organization;

     (ii) not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified on Exhibit "A"; and

     (iii) not change its name or taxpayer identification number,

     unless, in each such case, such Grantor shall have given the Collateral Agent prior written notice of such event or occurrence and either (x) the Collateral Agent shall have reasonably determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Collateral Agent's security interest in the Collateral, or (y) there shall have been taken such steps (with the cooperation of such Grantor to the extent necessary or advisable) as are reasonably necessary to properly maintain the validity, perfection and priority of the Collateral Agent's security interest in the Collateral owned by such Grantor.

          4.1.7 OTHER FINANCING STATEMENTS. No Grantor will sign or authorize the signing on its behalf or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by such Grantor, except any financing statement authorized under
     Section 4.1.3. or any financing statement filed in connection with a Lien permitted under Section 4.1.5.

     4.2. CERTAIN AGREEMENTS ON RECEIVABLES. Without the Collateral Agent's consent, no Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except in the ordinary course of business.

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     4.3. INSTRUMENTS, SECURITIES, DOCUMENTS AND PLEDGED DEPOSITS. Each Grantor
will (i) hold in trust for the Collateral Agent upon receipt and promptly thereafter deliver to the Collateral Agent any Security or Instrument constituting Collateral with a value in excess of $1,000,000, (ii) upon the designation of any Pledged Deposits, deliver to the Collateral Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Collateral Agent shall specify, and (iii) upon the Collateral Agent's request, upon the occurrence and during the continuance of a Roto-Rooter Default, deliver to the Collateral Agent (and thereafter hold in trust for the Collateral Agent upon receipt and promptly deliver to the Collateral Agent) any Document evidencing or constituting Collateral.

Notwithstanding anything to the contrary in this Security Agreement, so long as no Roto-Rooter Default has occurred and is continuing, any promissory notes (such notes described in clauses (i) and (ii) below being referred to herein as "Employee Notes") (i) in an aggregate amount not to exceed at any time $500,000, made to any Grantor by any of its officers, directors or employees in connection with compensation arrangements approved by a majority of the disinterested directors on its board of directors (or a committee thereof) or (ii) permitted in accordance with the terms of the Roto-Rooter Credit Documents (A) shall not be required to be delivered to Collateral Agent and (B) may be modified, replaced, terminated or forgiven, in whole or in part, from time to time (but not sold or otherwise transferred to any other Person) upon the approval of a majority of the disinterested directors of the board of directors of such Grantor without further approval of the Collateral Agent or the Roto- Rooter Creditors.

     4.4. UNCERTIFICATED SECURITIES AND CERTAIN OTHER INVESTMENT PROPERTY. Each Grantor will permit the Collateral Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral owned by such Grantor to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement. At the request and option of the Collateral Agent, each Grantor will take any actions necessary to cause (i) the issuers of uncertificated securities which are Collateral and which are Securities and (ii) any financial intermediary which is the holder of any Investment Property, to cause the Collateral Agent to have and retain Control over such Securities or other Investment Property. Without limiting the foregoing, each Grantor will, if reasonably requested by the Collateral Agent, with respect to Investment Property that is Collateral held with a financial intermediary, use commercially reasonable efforts to cause such financial intermediary to enter into a control agreement with the Collateral Agent in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any entitlement orders or instructions or directions to any such issuer or intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless a Roto-Rooter Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. If the Collateral Agent does give any entitlement orders or instructions or directions pursuant to this Section 4.4,

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     the Collateral Agent agrees with each of the Grantors that the Collateral
     Agent shall withdraw any entitlement orders or instructions or directions within three (3) Business Days after all Roto-Rooter Defaults have been cured or waived. The provisions of this paragraph shall not apply to any financial assets credited to a "Securities Account" (as defined in Article 8 of the New York UCC) for which the Collateral Agent is the "Securities Intermediary" (as defined in Article 8 of the New York UCC).

          4.5. STOCK AND OTHER OWNERSHIP INTERESTS.

          4.5.1 REGISTRATION OF PLEDGED SECURITIES AND OTHER INVESTMENT PROPERTY. Each Grantor will permit any registerable Collateral owned by such Grantor to be registered in the name of the Collateral Agent or its nominee at any time at the election of the Collateral Agent upon the occurrence and during the continuance of a Roto-Rooter Default.

          4.5.2 EXERCISE OF RIGHTS IN PLEDGED SECURITIES AND OTHER INVESTMENT PROPERTY. Upon the occurrence and during the continuance of a Roto-Rooter Default, each Grantor will permit the Collateral Agent or its nominee at any time, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any corporate securities or other ownership interests or Investment Property in or of a corporation, partnership, joint venture or limited liability company constituting Collateral and the Stock Rights as if it were the absolute owner thereof.

          4.5.3 ADDITIONAL EQUITY INTERESTS. Each Grantor agrees that if, on or after the date on which such Grantor becomes subject hereto, such Grantor forms a Subsidiary or acquires equity interests in a Person and is required pursuant to the Roto-Rooter Credit Documents to pledge any Instruments, Securities or other Investment Property resulting therefrom to the Collateral Agent as Collateral hereunder, such Grantor shall upon request by the Collateral Agent, within the time periods provided therein, execute and deliver to the Collateral Agent a supplement to this Security Agreement amending Exhibit "E" to include any such pledged Instruments, Securities or other Investment Property.

          4.6. INTELLECTUAL PROPERTY. Each Grantor agrees that if, on or after the date on which such Grantor becomes subject hereto, such Grantor obtains rights to, or applies for or seeks registration of, any new patentable invention, trademark or copyright in addition to the patents, trademarks and copyrights described in Exhibit "B", which are all of such Grantor's patents, trademarks and copyrights as of the date of this Security Agreement (or, if applicable, as of the date of its delivery of a Security Agreement Supplement), then such Grantor shall give the Collateral Agent prompt notice thereof, but in any event not less frequently than quarterly, and the security interest granted to the Collateral Agent hereunder shall automatically apply thereto. Each Grantor agrees promptly upon request by the Collateral Agent to execute and deliver to the Collateral Agent any supplement to this Security Agreement or any other document reasonably requested by the Collateral Agent to evidence such security interest in a form appropriate for recording in the

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applicable federal office. Each Grantor also hereby authorizes the Collateral
Agent to modify this Security Agreement unilaterally (i) by amending Exhibit "B" to include any future patents, trademarks and/or copyrights of which the Collateral Agent receives notification from such Grantor pursuant hereto and
(ii) by recording, in addition to and not in substitution for this Security Agreement, a duplicate original of this Security Agreement containing in Exhibit "B" a description of such future patents, trademarks and/or copyrights; provided that any Grantor shall have the right, exercisable within ten (10) days after it has been notified by the Collateral Agent of the specific identification of such patents, trademarks and/or copyrights, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such patents, trademarks and/or copyrights, as applicable. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such patents, trademarks and/or copyrights within thirty (30) days after the date it has been notified by the Collateral Agent of the specific identification of such patents, trademarks and/or copyrights.

     4.7. COMMERCIAL TORT CLAIMS. Each Grantor agrees that if, on or after the date on which such Grantor becomes subject hereto, such Grantor identifies the existence of a commercial tort claim belonging to such Grantor that has arisen in the course of such Grantor's business in addition to the commercial tort claims described in Exhibit "C" pursuant to which the applicable Grantor reasonably expects to recover in excess of $5,000,000, then such Grantor shall give the Collateral Agent prompt notice thereof, but in any event not less frequently than quarterly. Each Grantor agrees promptly upon request by the Collateral Agent to execute and deliver to the Collateral Agent any supplement to this Security Agreement or any other document reasonably requested by the Collateral Agent to evidence the grant of a security interest therein in favor of the Collateral Agent.

     4.8. OWNERSHIP INTERESTS IN LIMITED LIABILITY COMPANIES AND PARTNERSHIPS. Each Grantor agrees that if, on or after the date on which such Grantor becomes subject hereto, (i) any limited partnership interests or ownership interests in a limited liability company which are included within the Collateral owned by such Grantor shall at any time constitute a Security or (ii) the issuer of any such interests shall take any action to have such interests treated as a Security, then such Grantor shall (x) promptly deliver all certificates or other documents constituting such Security to the Collateral Agent and shall cause such Security to be properly defined as such under Article 8 of the Uniform Commercial Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (y) use commercially reasonable efforts to cause the Collateral Agent's entry into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and shall cause such Security to be defined as such under Article 8 of the Uniform Commercial Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

     4.9. INSURANCE. Each Grantor shall comply with the terms of the Roto-Rooter Credit Documents with respect to maintaining insurance.

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                                    ARTICLE V

                        REMEDIES UPON ROTO-ROOTER DEFAULT

     5.1. ACCELERATION AND REMEDIES. Upon the acceleration of any Obligation pursuant to the terms of the applicable Roto-Rooter Credit Document, the Collateral Agent may, in accordance with the terms of the Intercreditor Agreement, to the extent permitted by law, exercise any or all of the following rights and remedies:

          5.1.1 Those rights and remedies provided in this Security Agreement or any Roto-Rooter Credit Document, provided that this Section 5.1.1 shall not be understood to limit any rights or remedies available to the Collateral Agent and the Roto-Rooter Creditors prior to a Roto- Rooter Default.

          5.1.2 Those rights and remedies available to a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement.

          5.1.3 Without notice except as specifically provided in Section 8.1 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable.

The Collateral Agent, on behalf of the secured parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

     5.2. GRANTORS' OBLIGATIONS UPON ROTO-ROOTER DEFAULT. Upon the request of the Collateral Agent upon the occurrence and during the continuance of a Roto-Rooter Default, each Grantor will:

          5.2.1 ASSEMBLY OF COLLATERAL. Assemble and make available to the Collateral Agent the Collateral and all records relating thereto at any place or places reasonably specified by the Collateral Agent.

          5.2.2 SECURED PARTY ACCESS. Permit the Collateral Agent, by the Collateral Agent's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

     5.3. LICENSE. The Collateral Agent is hereby granted a license or other right to use, upon the occurrence and during the continuance of a Roto- Rooter Default, without

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

charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, upon the occurrence and during the continuance of a Roto-Rooter Default, such Grantor's rights under all licenses and all franchise agreements shall inure to the Collateral Agent's benefit. In addition, each Grantor hereby irrevocably agrees that the Collateral Agent may, upon the occurrence and during the continuance of a Roto- Rooter Default, sell any of such Grantor's Inventory directly to any Person, including without limitation Persons who have previously purchased such Grantor's Inventory from such Grantor and in connection with any such sale or other enforcement of the Collateral Agent's rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to such Grantor and any Inventory that is covered by any copyright owned by or licensed to such Grantor and the Collateral Agent may finish any work in process and affix any trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

                                   ARTICLE VI

                        WAIVERS, AMENDMENTS AND REMEDIES

     No delay or omission of the Collateral Agent or any Roto-Rooter Creditor to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Roto-Rooter Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent and each Grantor, and then only to the extent in such writing specifically set forth, provided that the addition of any Subsidiary as a Grantor hereunder by execution of a Security Agreement Supplement (with such modifications as shall be acceptable to the Collateral Agent) shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Roto-Rooter Creditors until the Obligations have been paid in full.

                                   ARTICLE VII

                       PROCEEDS; COLLECTION OF RECEIVABLES

     7.1. COLLECTION OF RECEIVABLES. The Collateral Agent may at any time upon the occurrence and during the continuance of a Roto-Rooter Default, by giving each Grantor written notice, elect to require that the Receivables be paid directly to the Collateral Agent for the benefit of the Roto-Rooter Creditors. In such event, each Grantor shall, and shall permit the Collateral Agent to, promptly notify the account debtors or obligors under the Receivables owing to such Grantor of the Collateral Agent's interest therein and direct such account debtors or obligors to make payment of all amounts then or

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

thereafter due under such Receivables directly to the Collateral Agent. Upon receipt of any such notice from the Collateral Agent, each Grantor shall thereafter hold in trust for the Collateral Agent, on behalf of the Roto-Rooter Creditors, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to the Collateral Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Collateral Agent shall hold and apply funds so received as provided by the terms of Sections 7.2 and 7.3.

     7.2. SPECIAL COLLATERAL ACCOUNT. Upon the occurrence and during the continuance of a Roto-Rooter Default, the Collateral Agent may require all cash proceeds of the Collateral to be deposited in the Collateral Account (as defined in the Intercreditor Agreement) with the Collateral Agent and held there as security for the Obligations. No Grantor shall have control over the Collateral Account. If no Roto-Rooter Default has occurred or is continuing, the Collateral Agent may, in its sole reasonable discretion and in accordance with the Roto-Rooter Credit Documents, transfer amounts on deposit in the Collateral Account to the Borrower's general operating account with the Collateral Agent. The Borrower shall remit amounts on deposit in such general operating account to the other Grantors as it shall determine in its reasonable discretion or as agreed to by the Borrower and the other Grantors. Neither the Collateral Agent nor any Roto-Rooter Creditor shall have any duty or obligation to determine or direct the distribution or application of amounts on deposit in such general operating account. Each Grantor agrees and confirms that it shall not bring any claim or charge against the Collateral Agent or any Roto-Rooter Creditor in connection with the Borrower's distribution or application of amounts on deposit in the aforementioned general operating account. If any Roto-Rooter Default has occurred and is continuing, the Collateral Agent may, from time to time, apply, in accordance with the terms of the Intercreditor Agreement, the collected balances in the Collateral Account to the payment of the Obligations when due. When all such Roto-Rooter Defaults have been cured or waived, all such collected balances shall be promptly released to the Borrower.

     7.3. APPLICATION OF PROCEEDS. The proceeds of the Collateral shall be applied by the Collateral Agent to payment of the Obligations in accordance with the Intercreditor Agreement.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1. NOTICE OF DISPOSITION OF COLLATERAL; CONDITION OF COLLATERAL. To the extent permitted by law, each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the applicable Grantor, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. The Collateral Agent shall have no obligation to clean-up or otherwise prepare the

                                       17

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Collateral for sale. The Collateral Agent also shall have no obligat ion to make any representation or warranty with respect to the Collateral.

     8.2. COMPROMISES AND COLLECTION OF COLLATERAL. Each Grantor and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Collateral Agent may at any time and from time to time, if a Roto-Rooter Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

     8.3. SECURED PARTY PERFORMANCE OF GRANTOR OBLIGATIONS. Without having any obligation to do so, upon the occurrence and during the continuance of a Roto-Rooter Default, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and such Grantor shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 8.3. Each Grantor's obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

     8.4. AUTHORIZATION FOR COLLATERAL AGENT TO TAKE CERTAIN ACTION. Each Grantor irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent and appoints the Collateral Agent as its attorney in fact, subject to the terms of the Intercreditor Agreement, (i) to file, on behalf of such Grantor as debtor, financing statements necessary or desirable in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, (ii) upon the occurrence and during the continuance of a Roto-Rooter Default, to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, (iv) subject to
Section 4.4, to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Collateral Agent Control over such Securities or other Investment Property, (v) subject to the terms of Section 7.1, upon the occurrence and during the continuance of a Roto-Rooter Default, to enforce payment of the Receivables in the name of the Collateral Agent or such Grantor,
(vi) upon the occurrence and during the continuance of a Roto-Rooter Default, to apply the proceeds of any Collateral received by the Collateral Agent to the

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

Obligations as provided in Article VII and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and each Grantor agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent in connection therewith, provided that this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under any Roto-Rooter Credit Document.

     8.5. SPECIFIC PERFORMANCE OF CERTAIN COVENANTS. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.4, 4.1.5, 4.3, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Collateral Agent and the Roto-Rooter Creditors, that the Collateral Agent and the Roto-Rooter Creditors have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent or the Roto-Rooter Creditors to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section
8.5 shall, to the extent permitted by law, be specifically enforceable against the Grantors.

     8.6. USE AND POSSESSION OF CERTAIN PREMISES. Upon the occurrence and during the continuance of a Roto-Rooter Default, the Collateral Agent shall be entitled to occupy and use any premises owned or leased by the Grantors where any of the Collateral or any records relating to the Collateral are located until the Obligations are paid in full or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay any Grantor for such use and occupancy.

     8.7. BENEFIT OF AGREEMENT. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent and the Roto-Rooter Creditors and their respective permitted successors and permitted assigns (including all Persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the Collateral Agent.

     8.8. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     8.9. EXPENSES. The Grantors shall reimburse the Collateral Agent for any and all reasonable out-of-pocket expenses (including reasonable out-of- pocket attorneys', auditors' and accountants' fees) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and, upon the occurrence and during the continuance of a Roto-Rooter Default, enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the reasonable out-of-pocket expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

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

     8.10. HEADINGS. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     8.11. TERMINATION.

          8.11.1 This Security Agreement and all security interests granted hereby shall terminate when all the Obligations have been paid in full (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations) and the Lenders have no further commitment to lend under the Existing Credit Agreement, the LC Obligations have been reduced to zero and the LC Issuer has no further obligations to issue Facility LCs under the Existing Credit Agreement.

          8.11.2 A Grantor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Grantor granted hereby shall be automatically released upon the consummation of any transaction permitted by the Roto-Rooter Credit Documents as a result of which such Grantor ceases to be a Subsidiary of the Borrower.

               8.11.3 Upon any sale or other transfer by any Grantor of any Collateral that is not prohibited by the Roto-Rooter Credit Documents, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Intercreditor Agreement, the security interest in such Collateral shall be automatically released.

                    8.11.4 In connection with any termination or release
               pursuant to Section 8.11.1, 8.11.2 or 8.11.3, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release.

     8.12. ENTIRE AGREEMENT. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Collateral Agent relating to the Collateral.

     8.13. GOVERNING LAW; CONSENT TO JURISDICTION; VENUE; JURY TRIAL.

          8.13.1 GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS OR PRINCIPLES THEREOF) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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

               8.13.2 CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN ANY SUCH COURT. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, THE TRUSTEE, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS OR ANY AFFILIATE OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, THE TRUSTEE, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH MAY BE BROUGHT IN A COURT IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, THE TRUSTEE, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS TO BRING PROCEEDINGS AGAINST SUCH GRANTOR OR LIMIT THE RIGHTS OF ANY GRANTOR TO BRING PROCEEDINGS AGAINST SUCH OTHER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

               8.13.3 VENUE. EACH GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

               8.13.4 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THE RELATIONSHIP ESTABLISHED AMONG THEM IN

          CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECURITY AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               8.13.5 ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS SECURITY AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 8.14, WITH ITS COUNSEL.

     8.14. INDEMNITY. Each Grantor hereby agrees, jointly with the other Grantors and severally, to indemnify each of the Collateral Agent and each of the Roto-Rooter Creditors, and their respective permitted successors, assigns, agents and employees (collectively, the "Indemnified Parties"), from and against any and all liabilities, damages, penalties, suits and related reasonable out-of-pocket costs and expenses of any kind and nature (including, without limitation, all such reasonable out-of pocket expenses of litigation or preparation therefor whether or not the Collateral Agent or any Roto-Rooter Creditor is a party thereto) imposed on, incurred by or asserted against the Collateral Agent or the Roto-Rooter Creditors, or their respective permitted successors, assigns, agents and employees (collectively, the "Indemnified Amounts"), in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Collateral Agent or the Roto-Rooter Creditors or any Grantor, and any claim for patent, trademark or copyright infringement); provided that such indemnity shall not, as to any single Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

                                   ARTICLE IX

                                     NOTICES

     9.1. SENDING NOTICES. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article XIII of the Existing Credit Agreement and
Article XII of the Note Indenture and any such notice delivered to the Borrower shall be deemed to have been delivered to all of the Grantors.

       9.2. CHANGE IN ADDRESS FOR NOTICES. Each of the Grantors, the Collateral Agent and the Roto-Rooter Creditors may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X

                              THE COLLATERAL AGENT

     Bank One, NA has been appointed Collateral Agent for the Roto-Rooter Creditors hereunder pursuant to the Intercreditor Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Roto-Rooter Creditors pursuant to the Intercreditor Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in such Intercreditor Agreement. Any successor Collateral Agent appointed pursuant to the Intercreditor Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder. The Administrative Agent, on behalf of the Lenders, and the Trustee, on behalf of the holders of the Notes, shall promptly notify the Grantors of any successor Collateral Agent; provided, however, that failure to provide such notice shall not limit or impair the rights and remedies of such successor Collateral Agent or the Roto-Rooter Creditors hereunder.

               The remainder of this page is intentionally blank.

     IN WITNESS WHEREOF, each of the Grantors and the Collateral Agent have executed this Security Agreement as of the date first above written.

                                ROTO-ROOTER, INC.
                                CCR OF OHIO, INC.
                                COMFORT CARE HOLDINGS CO.
                                COMPLETE PLUMBING SERVICES, INC.
                                CONSOLIDATED HVAC, INC.
                                JET RESOURCE, INC.
                                NUROTOCO OF MASSACHUSETTS, INC.
                                NUROTOCO OF NEW JERSEY, INC.
                                R.R. UK, INC.
                                ROTO-ROOTER CORPORATION
                                ROTO-ROOTER DEVELOPMENT COMPANY
                                ROTO-ROOTER MANAGEMENT COMPANY
                                ROTO-ROOTER SERVICES COMPANY
                                R.R. PLUMBING SERVICES CORPORATION
                                SERVICE AMERICA NETWORK, INC.

                                By:  /s/ Naomi C. Dallob
                                     ----------------------
                                     Name: Naomi C. Dallob
                                     Title: Secretary

                                HOSPICE CARE INCORPORATED
                                 HOSPICE, INC.
                                VITAS HEALTHCARE CORPORATION
                                VITAS HEALTHCARE CORPORATION OF CALIFORNIA
                                VITAS HEALTHCARE CORPORATION OF CENTRAL FLORIDA VITAS HEALTHCARE CORPORATION OF FLORIDA
                                VITAS HEALTHCARE CORPORATION OF ILLINOIS
                                VITAS HEALTHCARE CORPORATION OF OHIO
                                VITAS HEALTHCARE CORPORATION OF PENNSYLVANIA
                                VITAS HEALTHCARE CORPORATION OF WISCONSIN
                                VITAS HME SOLUTIONS, INC.
                                 VITAS HOLDINGS CORPORATION
                                VITAS HOSPICE SERVICES, L.L.C.

                                By:  /s/ Timothy S. O'Toole
                                     ------------------------
                                      Name: Timothy S. O'Toole
                                      Title: President

                                VITAS HEALTHCARE OF TEXAS, L.P.

                                By:   Vitas Hospice Services, L.L.C.,
                                      its General Partner

                                By:  /s/ Timothy S. O'Toole
                                     -----------------------
                                     Name: Timothy S. O'Toole
                                     Title: President

                                BANK ONE, NA (MAIN OFFICE CHICAGO), as
                                Collateral Agent

                                By:  /s/ Thomas J. Reinhold
                                     -----------------------
                                Name:  Thomas J. Reinhold
                                Title: Vice President

                                    ANNEX I

                                       to

                          SECURITY AND PLEDGE AGREEMENT

          Reference is hereby made to the Pledge and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of February 24, 2004, made by Roto-Rooter, Inc., a Delaware corporation (the "Borrower"), and certain of its Subsidiaries party thereto on such date (each an "Initial Grantor", and together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Security Agreement Supplement in substantially the form hereof, the "Grantors"), in favor of the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Security Agreement. By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [_________] [corporation/limited liability company] agrees to become, and does hereby become, a Grantor under the Agreement and agrees to be bound by such Agreement as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all material respects as of the date hereof. [NAME OF NEW GRANTOR] represents and warrants that the supplements to the Exhibits to the Agreement attached hereto are true and correct in all material respects and such supplements set forth all information required to be scheduled under the Agreement.

          IN WITNESS WHEREOF, [NAME OF NEW GRANTOR], a [__________________] [corporation/limited liability company] has executed and delivered this Annex I counterpart to the Agreement as of this ___________ day of ____________, 20___. [NAME OF NEW GRANTOR]

                                By:__________________________
                                Name:
                                Title: